UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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LIGHTSTONE VALUE PLUS REIT IV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LIGHTSTONE VALUE PLUS REIT IV, INC.
1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 14, 2023

To the Stockholders of Lightstone Value Plus REIT IV, Inc.:

I am pleased to invite our stockholders to the 2023 Annual Meeting of Stockholders of Lightstone Value Plus REIT IV, Inc., a Maryland corporation. The annual meeting will be held at 299 Park Avenue, New York, New York, 10171, at 9:45 a.m., Eastern Standard Time, on December 14, 2023.

At the meeting, you will be asked to:

●	elect three individuals to serve on the Board of Directors until our 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

●	conduct such other business as may properly come before the annual meeting or any adjournment or postponement of the Annual Meeting.

Our Board of Directors has fixed the close of business on October 10, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. Record holders of shares of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposal or would like additional copies of the proxy statement, please contact: Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.

Whether you plan to attend the annual meeting and vote or not, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet; (2) by telephone; or (3) by mail, using the enclosed proxy card.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

You are cordially invited to attend the 2023 Annual Meeting of Stockholders. Your vote is important.

By Order of the Board of Directors,

Joseph Teichman

General Counsel and Secretary
Lakewood, New Jersey
October 16, 2023

LIGHTSTONE VALUE PLUS REIT IV, INC.

PROXY STATEMENT

TABLE OF CONTENTS

i

LIGHTSTONE VALUE PLUS REIT IV, INC.
1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

PROXY STATEMENT

INTRODUCTION

The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors (the “Board of Directors”) of Lightstone Value Plus REIT IV, Inc., a Maryland corporation (which we refer to in this proxy statement as the “Company”), for use at the 2023 Annual Meeting of Stockholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this proxy statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701. This proxy statement, the accompanying proxy card and notice of annual meeting are first being mailed to our stockholders on or about October 20, 2023. The 2022 Annual Report on Form 10-K was previously mailed to our stockholders on or about April 15, 2023.

Our Annual Report on Form 10-K for the year ended December 31, 2022 and the exhibits thereto may be accessed online through the Securities and Exchange Commission (the “SEC”) website at www.sec.gov. In addition, stockholders may request a copy of our 2022 Annual Report by writing or telephoning us at the following address: Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, telephone (866) 792-8700.

INFORMATION ABOUT THE MEETING AND VOTING

When is the annual meeting and where will it be held?

Our 2023 Annual Meeting of Stockholders will be held on December 14, 2023, at 9:45 a.m., Eastern Standard Time. The meeting will be held at 299 Park Avenue, New York, New York, 10171.

What will I be voting on at the meeting?

At the meeting, you will be asked to:

●	consider and vote upon the election of three directors to serve until our 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

●	conduct such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board of Directors does not know of any matters that may be considered at the meeting other than the matters set forth in the items listed above.

Who can vote at the meeting?

Anyone who is a stockholder of record at the close of business on October 10, 2023, the record date, or holds a valid proxy for the annual meeting, is entitled to vote at the annual meeting.

Note that Lightstone Real Estate Income LLC (the “Advisor”), which is our external advisor, owned 20,000 shares of our common stock as of the record date and The Lightstone Group LLC (the “Sponsor”), which is our sponsor, owned 222,222 shares of our common stock as of the record date. The Sponsor and the Advisor will abstain from voting any shares in any vote for the election of directors. The Sponsor and the Advisor are affiliated with David Lichtenstein, one of our directors. Any shares owned by the Sponsor, the Advisor, or any of their affiliates will be excluded in determining the requisite percentage in interest of shares necessary to approve a matter on which they may not vote.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the meeting or any adjournment or postponement thereof.

How can I vote?

You may vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

●	via the Internet at www.proxy-direct.com/;

●	by telephone, by calling toll free (800) 337-3503; or

●	by mail, using the pre-addressed, postage-paid envelope provided with this Proxy Statement.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone before the meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this proxy statement. You may also vote your shares at the meeting. If you attend the meeting, you may submit your vote in person, and any proxy that you authorized by mail, Internet or telephone will be superseded by the vote that you cast at the meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted FOR each of the three nominees for director named in this proxy statement for election as director.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to Computershare Fund Services (“CFS ”), whom we have retained to aid in the solicitation of proxies, at the following address: Proxy Tabulator, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, (ii) attending the meeting and voting in person or (iii) providing written notice to CFS. No written revocation of your proxy shall be effective, however, unless and until it is received at or before the meeting. Your attendance at the meeting without voting will not be sufficient to revoke a previous proxy authorization.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What are the board’s recommendations?

The Board of Directors recommends that you vote FOR each of the three nominees for director named in this proxy statement for election as director.

What votes are required to elect directors?

Proposal 1: To be elected, each nominee for director must receive a majority of the votes present in person or by proxy at the Annual Meeting, assuming a quorum is present. Withheld votes and broker non-votes will have the effect of a vote against each nominee for director.

What is a “broker non-vote”?

A “broker non-vote” occurs when a broker who holds shares for the beneficial owner is deemed present for purposes of establishing a quorum for the meeting but does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

How many shares of common stock are outstanding?

As of the record date, 8.1 million shares of our common stock were issued and outstanding and entitled to vote at the meeting. However, as noted above, The Lightstone Group, LLC, our external advisor and their affiliates will abstain from voting their shares in any vote for the election of directors.

What constitutes a “quorum”?

A quorum consists of the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. No business may be conducted at the annual meeting if a quorum is not present. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum.

If a quorum is not present at the annual meeting, the chairman of the meeting may adjourn the annual meeting to another date, time or place, not later than 120 days after the original record date of October 10, 2023. Notice need not be given of the new date, time or place if announced at the annual meeting before an adjournment is taken.

Will you incur expenses in soliciting proxies?

We will bear all costs associated with soliciting proxies for the meeting. Solicitations may be made on behalf of the Board of Directors by mail, personal interview, telephone or other electronic means by our officers and other employees of the Advisor, who will receive no additional compensation. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the SEC, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

We have also retained CFS to aid in the solicitation of proxies. We will pay CFS a fee of approximately $10,000 in addition to reimbursement of its reasonable out-of-pocket expenses. As the date of the meeting approaches, certain stockholders may receive a telephone call from a representative of CFS if their votes have not yet been received.

What should I do if I receive more than one set of meeting materials for the annual meeting?

You may receive more than one set of voting materials for the annual meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card and voting instruction form. For each and every proxy card and voting instruction form that you receive, please authorize a proxy as soon as possible using one of the following methods:

●	via the Internet at www.proxy-direct.com/;

●	by telephone, by calling toll free (800) 337-3503; or

●	by mail, using the pre-addressed, postage-paid envelope provided with this Proxy Statement.

If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should contact Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, or call us at (866) 792-8700. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, with the consent of affected stockholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, New Jersey 08701, or call us at (866) 792-8700. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Who can help answer my questions?

If you have any questions about the annual meeting, how to submit your proxy, or if you need additional copies of this proxy statement or the paper proxy card or voting instructions, you should contact us or CFS:

Lightstone Value Plus REIT IV, Inc.	Proxy Tabulator
1985 Cedar Bridge Ave., Suite 1	P.O. Box 43130
Lakewood, New Jersey 08701	Providence, RI 02940-9430
(866) 792-8700
Attn: Investor Services

When are the director nominations and stockholder proposals for the next annual meeting of stockholders due?

Any proposals by stockholders for inclusion in proxy solicitation material for the 2024 annual meeting of stockholders must be received by our secretary, Joseph E. Teichman, at our executive offices during the period beginning on May 23, 2024, and ending at 5:00 p.m., Eastern Daylight Time, on June 22, 2024. If you wish to present a proposal for inclusion in the proxy material for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than June 22, 2024. However, if we hold the annual meeting before November 14, 2024 or after January 13, 2025, stockholders must submit proposals for inclusion in our 2024 proxy statement within a reasonable time before we begin to print our proxy materials. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Lightstone Value Plus REIT III, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman. For additional information, see the section in this proxy statement captioned “Stockholder Proposals for the 2024 Annual Meeting.”

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

The Board of Directors ultimately is responsible for directing the management of our business and affairs. We have no employees and have retained the Advisor to manage our day-to-day operations, including the acquisition of our properties. The Advisor is an affiliate of our Sponsor. The Board of Directors, including our independent directors, is responsible for monitoring and supervising the Advisor’s conduct of our day-to-day operations.

Our bylaws provide for a Board of Directors with no fewer than three and no more than ten directors, a majority of whom must be independent. An “independent director” is defined under our charter (the “Charter”) and means a person who is not, and within the last two years has not been, directly or indirectly associated with the Company, the Sponsor, the Advisor or any of their affiliates by virtue of:

●	ownership of an interest in the Sponsor, the Advisor or any of their affiliates, other than the Company;

●	employment by the Company, the Sponsor, the Advisors or any of their affiliates;

●	service as an officer or director of the Sponsor, the Advisor or any of their affiliates, other than as a director of the Company;

●	performance of services, other than as a director of the Company;

●	service as a director of the Company or as a director of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor; or

●	maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their affiliates.

An independent director cannot be associated with us, the Sponsor or the Advisor as set forth above either directly or indirectly. An indirect association with the Sponsor or the Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, the Sponsor, the Advisor, or any of their affiliates.

A business or professional relationship is considered material if the aggregate gross revenue derived by the director from the Advisor or the Sponsor and their affiliates exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.

We currently have three directors, two of whom are independent. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies.

During 2022, the Board of Directors held four meetings. The entire Board of Directors was present at all of the meetings. The Board of Directors expects each director to attend annual meetings of stockholders when possible. We anticipate that all directors and nominees will attend our 2023 Annual Meeting of Stockholders.

Nominees for the Board of Directors

The Board of Directors has proposed the following nominees for election as directors, each to serve until our 2024 Annual Meeting of stockholders and until his successor is duly elected and qualifies: Messrs. David W. Lichtenstein, Michael J. DeMarco, and Steven Spinola. Each nominee currently serves as a director.

The proxy holder named on the enclosed proxy card intends to vote FOR the election of each of the three nominees for director. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy.

We know of no reason why any nominee will be unable to serve if elected. If, at the time of the meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this proxy statement.

The principal occupation and certain other information about the nominees are set forth below.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
David Lichtenstein	62	2015

Mr. David Lichtenstein is our Chief Executive Officer and Chairman of our Board of Directors. Mr. Lichtenstein founded both American Shelter Corporation and The Lightstone Group. From 1988 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of The Lightstone Group, directing all aspects of the acquisition, financing and management of a diverse portfolio of multifamily, lodging, retail and industrial properties located in 20 states and Puerto Rico. From June 2004 to the present, Mr. Lichtenstein has served as the Chairman of the Board of Directors and Chief Executive Officer of Lightstone Value Plus REIT I, Inc., (“Lightstone I”) and Chief Executive Officer of Lightstone Value Plus REIT LLC, its advisor. From April 2008 to the present, Mr. Lichtenstein has served as the Chairman of the Board of Directors and Chief Executive Offer of Lightstone Value Plus REIT II, Inc. (“Lightstone II”) and Lightstone Value Plus REIT II LLC, its advisor. From September 2014 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone Value Plus REIT III, Inc, (“Lightstone III”), and as Chief Executive Officer of Lightstone Value Plus REIT III LLC, its advisor. From October 2014 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone Enterprises Limited (“Lightstone Enterprises”). Mr. Lichtenstein was appointed Chairman Emeritus of the Board of Directors of Lightstone Value Plus REIT V, Inc. (“Lightstone V”) on August 31, 2021 and is Chairman and Chief Executive Officer of its advisor. Mr. Lichtenstein previously served as Chairman of the Board of Directors of Lightstone V from September 28, 2017 through August 30, 2021. From July 2015 to September 2020, Mr. Lichtenstein served as a member of the Board of Directors of the New York City Economic Development Corporation. Mr. Lichtenstein is also a member of the International Council of Shopping Centers and the National Association of Real Estate Investment Trusts, Inc., or NAREIT, an industry trade group, as well as a member of the Board of Directors of Touro College and New York Medical College.

Mr. Lichtenstein has been selected to serve as a director due to his experience and networking relationships in the real estate industry, along with his experience in acquiring and financing real estate properties.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
Steven Spinola	74	2015

Mr. Spinola is one of our independent directors and is a member of our audit committee. Mr. Spinola has served as a member of the board of directors of Lightstone V from September 2017 to the present. Since 1986, Mr. Spinola has been the President of the Real Estate Board of New York (“REBNY”), and as of July 1, 2015 serves as President Emeritus. Prior to becoming REBNY’s President, Mr. Spinola served as President of the New York City Public Development Corporation (now known as the New York City Economic Development Corporation). Mr. Spinola holds a Bachelor of Arts degree from the City College of New York with a concentration in political science and government.

Mr. Spinola has been selected to serve as an independent director due to his extensive experience in the real estate industry.

Michael J. DeMarco	64	2021

From April 2017 to July 2020, Mr. DeMarco served as chief executive officer of Mack-Cali Realty Corporation (“Mack-Cali”). From June 2015 to April 2017, Mr. DeMarco served as president and chief operating officer of Mack-Cali. From 2013 to June 2015, Mr. DeMarco served as the chief investment officer of CCRE, a non-bank finance company and one of the largest originators of CMBS. Mr. DeMarco previously served as an executive vice president at Vornado Realty Trust from 2010 to 2013, as a managing director at Fortress Investment Group from 2007 to 2010, and as a senior managing director at Lehman Brothers from 1993 to 2007. Mr. DeMarco also held senior positions at Credit Suisse First Boston and Arthur Andersen LLP.

Mr. DeMarco also is a member of the board of trustees of Saint Peter’s Preparatory School, as well as a member of the Urban Land Institute and the International Council of Shopping Centers. Since June 2015, Mr. DeMarco has served as a member of the board of trustees of Pennsylvania Real Estate Investment Trust, a publicly traded REIT (NYSE: PEI). He received a Bachelor of Business Administration in accounting with a minor in history from Pace University, as well as a Master of Business Administration in finance from the University of Chicago. He is a certified public accountant.

Mr. DeMarco has been selected to serve as an independent director due to his extensive experience in the real estate industry and finance.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF
THE NOMINEES TO BE ELECTED AS DIRECTORS

CORPORATE GOVERNANCE

The only standing committee of the Board of Directors is the audit committee (the “Audit Committee”). The Audit Committee consists of two members composed entirely of our independent directors. The Board of Directors has determined that each of our independent directors is independent within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act ”), and the applicable SEC rules.

Interested parties may communicate matters they wish to raise with the directors by writing to our Secretary at: Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman. Mr. Teichman will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors.

Audit Committee

The Board of Directors established an Audit Committee in December 2014. A copy of the charter of the Audit Committee is available on our website at www.lightstonecapitalmarkets.com or in print to any stockholder who requests it c/o Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, NJ 08701. Our Audit Committee consists of Messrs. Michael J. DeMarco and Steven Spinola. Mr. DeMarco is the chairman of our audit committee.

The Audit Committee, in performing its duties, monitors:

●	our financial reporting process;

●	the integrity of our financial statements;

●	compliance with legal and regulatory requirements;

●	the independence and qualifications of our independent and internal auditors, as applicable; and

●	the performance of our independent and internal auditors, as applicable.

Each member of our Audit Committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act and within the meaning of the New York Stock Exchange (“NYSE”) listing standards. In addition, the Board of Directors has determined that Mr. DeMarco and Mr. Spinola are qualified as “audit committee financial experts” within the meaning of the applicable rules promulgated by the SEC. Unless otherwise determined by the Board of Directors, no member of the Audit Committee may serve as a member of the audit committee of more than two other public companies.

During 2022, the Audit Committee held six meetings. Each of the Audit Committee members attended all of the meetings held by the Audit Committee either in person or by telephone. The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2022 is discussed below under the heading “Audit Committee Report.”

Nominating the Board of Directors

The Board of Directors does not have a standing nominating committee for the purpose of nominating individuals to serve as directors. All members of our Board of Directors participate in the consideration of director nominees. The primary functions of the members of the Board of Directors relating to the consideration of director nominees is to identify individuals qualified to serve on the Board of Directors. We have not adopted a specific policy regarding the consideration of director nominees recommended to us by stockholders.

In determining the composition of the Board of Directors, our goals are to assemble a board that, as a whole, possesses the appropriate balance of professional and real estate industry knowledge, financial expertise and high-level management experience to bring a diverse set of skills and experiences to the board as a whole to oversee our business. The Board of Directors believes that diversity is an important attribute of the members of our Board of Directors and that the members should represent an array of backgrounds. To that end, our Board of Directors includes directors who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that we view as critical to effective functioning of the board. The brief biographies in “Proposal One” include information, as of the date of this proxy, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the board to believe that the director should serve on the board.

The Board of Directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. The Board of Directors gives consideration to the members of the Board of Directors having a diverse mix of background and skills. This review also includes the candidate’s ability to attend regular board meetings and to devote a sufficient amount of time and effort in preparation for such meetings.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations. The Code of Ethics is available, free of charge, on our website at www.lightstonecapitalmarkets.com. You may also obtain a copy of the Code of Ethics by writing to: Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other directors, officers and employees may be made only by our Chief Executive Officer or General Counsel, and shall be discussed with the Board of Directors as appropriate.

Board Leadership Structure

As noted above, our Board of Directors currently is comprised of two independent and one affiliated directors. Mr. Lichtenstein has served as Chairman of the Board of Directors since 2014 and serves as our Chief Executive Officer. Mr. DeMarco serves as the “presiding director” at any executive sessions of the independent directors, as defined under the rules of the NYSE. The Board of Directors believes that this provides an effective leadership model for the Company.

We recognize that different board leadership structures may be appropriate for companies in different situations, and that no one structure is suitable for all companies. We believe our current board leadership structure is optimal for us because it demonstrates to our investors and other stakeholders that the Company is under strong leadership, coordinated closely between Mr. Lichtenstein, who has over 20 years of real estate industry experience, and Mr. DeMarco, who has served various public and private entities as a key executive and officer over the past 20 years. In our judgment, the Company, like many U.S. companies, has been well-served by this leadership structure.

Board Role in Risk Oversight

Our Board of Directors is actively involved in overseeing our risk management through our Audit Committee. Under its charter, our Audit Committee is responsible for discussing guidelines and policies governing the process by which our senior management and our relevant departments assess and manage our exposure to risk, as well as our major financial risk exposures and the steps management has taken to monitor and control such exposures.

Director Independence

Our charter and bylaws provide for a Board of Directors with no fewer than three and no more than ten directors, a majority of whom must be independent. An “independent director” is defined under our Charter and means a person who is not, and within the last two years has not been, directly or indirectly associated with the Company, our Sponsor or our Advisor or any of their affiliates by virtue of:

●	ownership of an interest in our Sponsor, our Advisor or any of their affiliates, other than the Company;

●	employment by the Company, our Sponsor, our Advisor or any of their affiliates;

●	service as an officer of our Sponsor, our Advisor or any of their affiliates, other than as a director of the Company;

●	performance of services, other than as a director of the Company;

●	service as a director of more than three real estate investment trusts organized or controlled by our Sponsor or advised by our Advisor; or

●	maintenance of a material business or professional relationship with our Sponsor, our Advisor or any of their affiliates.

An independent director cannot be associated with us, our Sponsor or our Advisor as set forth above either directly or indirectly. An indirect association with our Sponsor or our Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, our Sponsor, our Advisor, or any of their affiliates.

A business or professional relationship is considered material if the aggregate gross revenue derived by the director from our Advisor or our Sponsor and their affiliates exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Steven Spinola and Michael J. DeMarco have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and are “independent” within the meaning of the NYSE’s director independence standards and Audit Committee independence standards, as currently in effect.

DIRECTOR AND EXECUTIVE COMPENSATION

Compensation of Our Directors

We have no standing compensation committee. Our entire Board of Directors determines matters relating to director and officer compensation. Our Board of Directors designs our director compensation with the goals of attracting and retaining highly qualified individuals to serve as independent directors and to fairly compensate them for their time and efforts. Because of our unique attributes as a REIT, service as an independent director on our Board of Directors requires broad expertise in the fields of real estate and real estate investment.

We pay our independent directors an annual fee of $40,000 (payable in quarterly installments) and are responsible for reimbursement of their out-of-pocket expenses, as incurred. We also pay our audit committee chair an additional aggregate annual fee of $10,000 (payable in quarterly installments).

Compensation of Our Executive Officers

We currently have no employees. Our Advisor performs our day-to-day management functions. Our executive officers are all employees of the Advisor. Our executive officers do not receive compensation from us for services rendered to us. Our executive officers are all employees of our Advisor and are compensated by our Advisor. As a result, our Board of Directors has determined that it is not necessary to establish a compensation committee. In addition, we do not have, and the Board of Directors has not considered, a compensation policy or program for our executive officers, and we have not included a “Compensation Discussion and Analysis” in this proxy statement. See “Certain Relationships and Related Party Transactions” below for a discussion of the fees paid to and services provided by our Advisor and Property Managers.

Compensation Committee Interlocks and Insider Participation

The Board of Directors in its entirety performs the duties typically delegated to a compensation committee. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

DIRECTORS AND EXECUTIVE OFFICERS

The following table presents certain information as of September 15, 2023 concerning each of our directors and officers serving in such capacity:

Name	Age	Principal Occupation and Positions Held	Served as a Director Since
David Lichtenstein	62	Chief Executive Officer and Chairman of the Board of Directors	2015
Steven Spinola	74	Director	2015
Michael J. DeMarco	64	Director	2021
Mitchell Hochberg	71	President and Chief Operating Officer	N/A
Joseph Teichman	50	General Counsel	N/A
Seth Molod	59	Chief Financial Officer and Treasurer	N/A

David Lichtenstein — for biographical information about Mr. Lichtenstein, see “Nominees for the Board of Directors.”

Steven Spinola — for biographical information about Mr. Spinola, see “Nominees for the Board of Directors.”

Michael J. DeMarco — for biographical information about Mr. DeMarco, see “Nominees for the Board of Directors.”

Mitchell Hochberg is our President and Chief Operating Officer and also serves as President and Chief Operating Officer of Lightstone I, Lightstone II and Lightstone III and their respective advisors. Mr. Hochberg also serves as the President of our Sponsor and as the President and Chief Operating Officer of our Advisor. From October 2014 to the present, Mr. Hochberg has served as President of Lightstone Enterprises. Mr. Hochberg was appointed Chief Executive Officer of Behringer Harvard Opportunity REIT I, Inc. (“OP 1”) and Lightstone V effective as of June 15, 2017. Additionally, on August 31, 2021, Mr. Hochberg was appointed as a director and Chairman of the Board of Directors of Lightstone V and will continue to serve as the Lightstone V’s Chief Executive Officer. Prior to joining The Lightstone Group in August 2012, Mr. Hochberg served as principal of Madden Real Estate Ventures from 2007 to August 2012 when it combined with our Sponsor. Mr. Hochberg held the position of President and Chief Operating Officer of Ian Schrager Company, a developer and manager of innovative luxury hotels and residential projects in the United States from early 2006 to early 2007 and prior to that Mr. Hochberg founded Spectrum Communities, a developer of luxury neighborhoods in the northeast of the United States, in 1985 where for 20 years he served as its President and Chief Executive Officer. Mr. Hochberg served a member of the board of directors of Belmond Ltd. from 2009 to April 2019. Additionally, Mr. Hochberg serves as Chairman of the board of directors of WMC Health. Mr. Hochberg received his law degree as a Harlan Fiske Stone Scholar from Columbia University School of Law and graduated magna cum laude from New York University College of Business and Public Administration with a Bachelor of Science degree in accounting and finance.

Joseph E. Teichman is our General Counsel and Secretary and also serves as General Counsel and Secretary of Lightstone I, Lightstone II and Lightstone III and their respective advisors. Mr. Teichman also serves as Executive Vice President and General Counsel of our Sponsor and as General Counsel of our Advisor. From October 2014 to the present, Mr. Teichman has served as Secretary and a Director of Lightstone Enterprises. Prior to joining The Lightstone Group in January 2007, Mr. Teichman practiced law at the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP in New York, NY from September 2001 to January 2007. Mr. Teichman earned a J.D. from the University of Pennsylvania Law School and a B.A. from Beth Medrash Govoha, Lakewood, New Jersey. Mr. Teichman is licensed to practice law in New York and New Jersey. Mr. Teichman is also a member of the Board of Directors of Yeshiva Orchos Chaim, Lakewood, New Jersey and was appointed to the Ocean County College Board of Trustees in February 2016.

Seth Molod is our Chief Financial Officer and Treasurer and also serves as the Chief Financial Officer and Treasurer of Lightstone I, Lightstone II, Lightstone III and Lightstone V. Mr. Molod also serves as the Executive Vice President and Chief Financial Officer of our Sponsor and as the Chief Financial Officer and Treasurer of our Advisor and the advisors of Lightstone I, Lightstone II, Lightstone III and Lightstone V. Prior to joining the Company in August 2018, Mr. Molod served as an Audit Partner, Chair of Real Estate Services and on the Executive Committee of Berdon LLP, a full service accounting, tax, financial and management advisory firm (“Berdon”). Mr. Molod joined Berdon in 1989. He has extensive experience advising some of the nation’s most prominent real estate owners, developers, managers, and investors in both commercial and residential projects. Mr. Molod has worked with many privately held real estate companies as well as institutional investors, REITs, and other public companies. Mr. Molod is a licensed certified public accountant in New Jersey and New York and a member of the American Institute of Certified Public Accountants. Mr. Molod holds a Bachelor of Business Administration degree in Accounting from Muhlenberg College.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table presents certain information as of September 15, 2023 concerning:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

●	each of our directors and executive officers serving in such capacity; and

●	all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock of the Company	Percent of All Common Shares of the Company
David Lichtenstein(2)	242,222	2.9%
Steven Spinola	-	-
Michael J. DeMarco	-	-
Mitchell Hochberg	-	-
Seth Molod	-	-
Joseph Teichman	-	-
Our directors and officers as a group (6 persons)	242,222	2.9%

(1).	The business address of each individual listed in the table is 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.
(2).	Includes 20,000 shares owned by our Advisor and 222,222 shares owned by an entity 100% owned by David Lichtenstein. Our Advisor is majority owned by David Lichtenstein. The beneficial owner’s business address is 1985 Cedar Bridge Avenue, Lakewood, New Jersey 08701.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each director, officer and individual beneficially owning more than 10% of our Common Stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our Common Stock with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2022, or written representations that no additional forms were required, we believe that all of our officers and directors and persons that beneficially own more than 10% of the outstanding shares of our Common Stock complied with these filing requirements in 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

David Lichtenstein serves as the Chairman of our Board of Directors and our Chief Executive Officer. Our Advisor is majority owned and controlled by Mr. Lichtenstein. We have entered into agreements with our Advisor and Property Managers to pay certain fees, as described below, in exchange for services performed by these and other affiliated entities. As a majority owner of those entities, Mr. Lichtenstein benefits from fees and other compensation that they receive pursuant to these agreements.

Advisor

We pay our Advisor an acquisition fee equal to 1.0% of the gross contractual purchase price (including any mortgage assumed) of each property purchased and reimburse our Advisor for expenses that it incurs in connection with the purchase of a property. Acquisition fees and expenses are capped at 5% of the gross contract purchase price of a property.

Our Advisor is paid an advisor asset management fee of one-twelfth (1/12) of 1.0% of our average invested assets and we reimburse some expenses of the Advisor relating to asset management.

For substantial services in connection with the sale of a property, we will pay to our Advisor a commission in an amount equal to the lesser of (a) one-half of a real estate commission that is reasonable, customary and competitive in light of the size, type and location of the property and (b) 1.0% of the contract sales price of the property. The commission will not exceed the lesser of 6.0% of the gross contractual sales price or commission that is reasonable, customary and competitive in light of the size, type and location of the property.

We will pay our Advisor an annual subordinated performance fee calculated on the basis of our annual return to holders of our Common Shares, payable annually in arrears, such that for any year in which holders of our Common Shares receive payment of a 8.0% annual cumulative, pre-tax, non-compounded return on their respective net investments, our Advisor will be entitled to 15.0% of the amount in excess of such 8.0% per annum return, provided, that the amount paid to the Advisor will not exceed 10.0% of the aggregate return for such year, and provided, further, that the annual subordinated performance fee will not be paid unless holders of our Common Shares receive a return of their respective net investments.

Development fees and the reimbursement of development-related costs attributable to the Williamsburg Moxy Hotel which are paid to the Advisor and its affiliates are capitalized and included in the carrying value of the investment in the Williamsburg Moxy Hotel, which is classified as construction in progress on the consolidated balance sheets. During the years ended December 31, 2022 and 2021, development fees and reimbursed development-related costs totaling $1.8 million and $1.7 million, respectively, were incurred.

We have agreements with the Advisor to pay certain fees, in exchange for services performed by the Advisor and/or its affiliated entities. As of December 31, 2022 and 2021, we owed the Advisor and its affiliated entities $118,030 and $0.3 million, respectively, which is included in accounts payable, accrued expenses and other liabilities on the consolidated balance sheets. Additionally, as of December 31, 2022 the Advisor and its affiliates owed us $3,961, which is included in restricted cash and other assets on the consolidated balance sheets.

Sponsor

On March 18, 2016, we entered into a subordinated unsecured loan agreement (the “Subordinated Agreement”) with the Sponsor, pursuant to which the Sponsor made aggregate principal advances of $12.6 million through March 31, 2017 (the termination date of the Offering). The outstanding principal advances bear interest at a rate of 1.48%, but no interest or principal is due or payable to the Sponsor until holders of our Common Shares have received liquidation distributions equal to their respective net investments (defined as $10.00 per Common Share) plus a cumulative, pre-tax, non-compounded annual return of 8.0% on their respective net investments.

Distributions in connection with our liquidation will initially be made to holders of our Common Shares until holders of our Common Shares have received liquidation distributions equal to their respective net investments plus a cumulative, pre-tax, non-compounded annual return of 8.0% on their respective net investments. Thereafter, only if additional liquidating distributions are available, we will be obligated to repay the outstanding principal advances and related accrued interest to the Sponsor, as described in the Subordinated Agreement. In the event that additional liquidating distributions are available after we repay the holders of our Common Shares their respective net investments plus their 8% return on investment and then the outstanding principal advances under the Subordinated Agreement and accrued interest to the Sponsor, such additional distributions will be paid to holders of our Common Shares and the Sponsor: 85.0% of the aggregate amount will be payable to holders of our Common Shares and the remaining 15.0% will be payable to the Sponsor.

The principal advances and the related interest are subordinate to all of our obligations as well as to the holders of our Common Shares in an amount equal to the shareholder’s net investment plus a cumulative, pre-tax, non-compounded annual return of 8.0% and only potentially payable in the event of our liquidation.

In connection with the termination of the Offering, on March 31, 2017, we and the Sponsor simultaneously terminated the Subordinated Agreement. As a result of the termination, the Sponsor is no longer obligated to make any additional principal advances to us. Interest will continue to accrue on the outstanding principal advances and repayment, if any, of the principal advances and related accrued interest will be made according to the terms of the Subordinated Agreement disclosed above.

As of both December 31, 2022 and 2021, an aggregate of approximately $12.6 million of principal advances have been funded, which along with the related accrued interest of $1,193,587 and $1,006,633, respectively, are classified as Subordinated Advances – Related Party, a liability on the consolidated balance sheets. During both of the years ended December 31, 2022 and 2021, the Company accrued $186,954 of interest expense, on the principal advances.

Williamsburg Moxy Hotel

On July 17, 2019, we, through our then wholly owned subsidiary, Bedford Avenue Holdings LLC, acquired land parcels located at 353-361 Bedford Avenue in the Williamsburg neighborhood of the borough of Brooklyn in New York City, from unaffiliated third parties for an aggregate purchase price of $30.4 million, excluding closing and other acquisition related costs, for the development and construction of Williamsburg Moxy Hotel. As of December 31, 2022, the Williamsburg Moxy Hotel was under construction, but subsequently opened on March 7, 2023.

Williamsburg Moxy Hotel Joint Venture

On August 5, 2021, we formed the Williamsburg Moxy Hotel Joint Venture with Lightstone REIT III, pursuant to which Lightstone REIT III acquired 25% of our membership interest in Bedford Avenue Holdings LLC for aggregate consideration of $7.9 million. Subsequent to its acquisition, Lightstone REIT III has made net capital contributions to the Williamsburg Moxy Hotel Joint Venture aggregating $4.5 million through December 31, 2022, including $0.2 million made during the year ended December 31, 2022.

As a result, we and Lightstone REIT III have 75% and 25% membership interests, respectively, in the Williamsburg Moxy Hotel Joint Venture. Additionally, we are the managing member of the Williamsburg Moxy Hotel Joint Venture and Lightstone REIT III has consent rights with respect to all major decisions.

We determined that the Williamsburg Moxy Hotel Joint Venture is a VIE and we are the primary beneficiary. As we are the member most closely associated with the Williamsburg Moxy Hotel Joint Venture and therefore have the power to direct the activities of the Williamsburg Moxy Hotel Joint Venture that most significantly impact its performance, we have consolidated the operating results and financial condition of the Williamsburg Moxy Hotel Joint Venture and accounted for the ownership interest of Lightstone REIT III as noncontrolling interests commencing on August 5, 2021. Contributions are allocated in accordance with each investor’s ownership percentage. Profit and cash distributions are allocated in accordance with each investor’s ownership percentage.

On August 5, 2021, the Williamsburg Moxy Hotel Joint Venture entered into a development agreement (the “Development Agreement”) with an affiliate of the Advisor (the “Williamsburg Moxy Developer”) pursuant to which the Williamsburg Moxy Developer is being paid a development fee equal to 3% of hard and soft costs, as defined in the Development Agreement, incurred in connection with the development and construction of the Williamsburg Moxy Hotel (see Note 6 of the Notes to Consolidated Financial Statements for additional information). Additionally on August 5, 2021, the Williamsburg Moxy Hotel Joint Venture obtained construction financing for the Williamsburg Moxy Hotel as discussed below. Additionally, the Advisor and its affiliates are reimbursed for certain development and development-related costs attributable to the Williamsburg Moxy Hotel.

As of December 31, 2022, the Williamsburg Moxy Hotel Joint Venture incurred and capitalized to construction in progress an aggregate of $114.6 million (including cumulative capitalized interest of $9.8 million) consisting of acquisition and other costs attributable to the development and construction of the Williamsburg Moxy Hotel. During the years ended December 31, 2022 and 2021, $6.6 million and $1.7 million, respectively, of interest was capitalized to construction in progress.

In preparation for the opening of the Williamsburg Moxy Hotel, which opened on March 7, 2023, the Williamsburg Moxy Hotel Joint Venture incurred pre-opening costs of $1.5 million during the year ended December 31, 2022. No pre-opening costs were incurred during 2021 period. Pre-opening costs generally consist of non-recurring personnel, marketing and other costs.

An adjacent land owner has filed a claim questioning the Williamsburg Moxy Hotel Joint Venture’s right to develop and construct the Williamsburg Moxy Hotel without his consent. The Williamsburg Moxy Hotel Joint Venture is currently responding to this claim and management believes it will, in due course, be recognized that the adjacent owner waived his right to object in 2017 when he signed a waiver, consent and subordination allowing the future development of the property as it exists today. While this matter is currently pending in the court system, continued use of the property will ultimately be determined by the government of New York City and management has a number of avenues that it believes are viable paths to unfettered certificates of occupancy. While any dispute has an element of uncertainty, management currently believes that the likelihood of an unfavorable outcome with respect to any of the aforementioned proceedings is remote. No provision for loss has been recorded in connection therewith.

Moxy Construction Loan

On August 5, 2021, the Williamsburg Moxy Hotel Joint Venture entered into a recourse construction loan facility for up to $77.0 million (the “Moxy Construction Loan”) to fund the development, construction and certain pre-opening costs associated with the Williamsburg Moxy Hotel. The Moxy Construction Loan is scheduled to initially mature on February 5, 2024, with two, six-month extension options, subject to the satisfaction of certain conditions. The Moxy Construction Loan bears interest at LIBOR plus 9.00%, subject to a 9.50% floor, with monthly interest-only payments based on a rate of 7.50% and the excess added to the outstanding loan balance due at maturity. LIBOR as of December 31, 2022 and 2021 was 4.39% and 0.10%, respectively. Additionally, the Moxy Construction Loan provides for a replacement benchmark rate based on SOFR in connection with the phase-out of LIBOR after June 30, 2023. The Moxy Construction Loan is collateralized by the Williamsburg Moxy Hotel.

As of December 31, 2022 and 2021, the outstanding principal balance of the Moxy Construction Loan was $65.6 million (including $1.7 million of interest capitalized to principal) which is presented, net of deferred financing fees of $2.0 million and $18.6 million (including $0.1 million of interest capitalized to principal) which is presented, net of deferred financing fees of $3.7 million, respectively, on the consolidated balance sheets and is classified as mortgage payable, net. As of December 31, 2022, the remaining availability under the facility was up to $11.4 million and its interest rate was 13.39%. Additionally, the Williamsburg Moxy Hotel Joint Venture was required by the lender to deposit $3.0 million of key money (the “Key Money”) received from Marriott International, Inc. (“Marriott”) during the first quarter of 2023 into an escrow account all of which was subsequently used to fund remaining construction costs for the project during the second quarter of 2023. The remaining availability under the Moxy Construction Loan may be used to fund the remaining construction costs for the project.

In connection with the Moxy Construction Loan, the Williamsburg Moxy Hotel Joint Venture has provided certain completion and carry cost guarantees. Furthermore, in connection with the Moxy Construction Loan, the Williamsburg Moxy Hotel Joint Venture paid $3.7 million of loan fees and expenses during the year ended December 31, 2021 and accrued $0.8 million of loan exit fees which are due at the initial maturity date and are included in accounts payable, accrued expenses and other liabilities on the consolidated balance sheets as of both and December 31, 2022 and 2021.

40 East End Ave. Joint Venture

On March 31, 2017, we entered into a joint venture agreement with SAYT Master Holdco LLC, an entity majority-owned and controlled by David Lichtenstein, who also majority owns and controls the Sponsor, and a related party, providing for us to acquire an approximate 33.3% membership interest in 40 East End Ave. Joint Venture from SAYT Master Holdco LLL for aggregate consideration of $10.3 million. As a result, SAYT Master Holdco LLC owns an approximate 66.7% of the membership interest in the 40 East End Ave. Joint Venture.

Our ownership interest in the 40 East End Ave. Joint Venture is a non-managing interest. Because we exert significant influence over but do not control the 40 East End Ave. Joint Venture, we account for our ownership interest in the 40 East End Ave. Joint Venture in accordance with the equity method of accounting. All contributions to and distributions of earnings from the 40 East End Ave. Joint Venture are made on a pro rata basis in proportion to each member’s equity interest percentage. Any distributions in excess of earnings from the 40 East End Ave. Joint Venture are made to the members pursuant to the terms of its operating agreement. We commenced recording our allocated portion of earnings and cash distributions, if any, from the 40 East End Ave. Joint Venture beginning as of March 31, 2017 with respect to our membership interest of approximately 33.3% in the 40 East End Ave. Joint Venture.

Additionally, Lightstone Value Plus REIT I, Inc.(“Lightstone REIT I”), a REIT also sponsored by the Sponsor, made $30.0 million of preferred equity contributions (the “Preferred Contributions”) to a subsidiary of the 40 East End Ave. Joint Venture, pursuant to an instrument that entitles Lightstone REIT I to monthly preferred distributions at a rate of 12% per annum. No distributions may be paid to the members until the Preferred Contributions are redeemed in full. In December 2019 and February 2020, the 40 East End Ave. Joint Venture redeemed an aggregate $13.0 million and $11.0 million of Preferred Contributions, respectively, reducing Lightstone REIT I’s Preferred Contributions to $6.0 million, which remains outstanding as of December 31, 2022. As of June 30, 2023, the 40 East End Ave. Joint Venture has redeemed the entire $30.0 million of Preferred Contributions (including $6.0 million redeemed during the six months ended June 30, 2023).

The 40 East End Ave. Joint Venture, through affiliates, developed and constructed the 40 East End Project, a luxury residential 29-unit condominium project located at the corner of 81st Street and East End Avenue in the Upper East Side neighborhood of Manhattan in New York City, which received its final TCO in March 2020. Through December 31, 2022, 21 of the 29 units in the 40 East Project have been sold and the 40 East End Ave. Joint Venture owns the remaining eight unsold units.

On December 19, 2019, the 40 East End Ave. Joint Venture obtained financing (the “Condo Loan”) from a financial institution of $95.2 million, of which $90.2 million was initially funded at closing and the remaining $5.0 million was subsequently advanced in April 2020. The Condo Loan, which was initially scheduled to mature on December 19, 2021, bore interest at LIBOR plus 2.45%, which was payable monthly, and required principal payments to be made at certain prescribed amounts from proceeds from the sales of condominium units with any remaining outstanding balance due in full at maturity.

On December 30, 2021, the 40 East End Ave. Joint Venture and the financial institution amended the Condo Loan providing for an extension of the maturity date to December 20, 2022 and revisions to the timing and amounts of required principal payments to be made from proceeds from the sale of condominium units, all of which were met. During the fourth quarter of 2022, the 40 East End Ave. Joint Venture repaid the Condo Loan in full.

Subsequent to our acquisition through December 31, 2022, we have made an aggregate of $8.4 million of capital contributions to the 40 East End Ave. Joint Venture, of which $2.5 million were made during the year ended December 31, 2022, including $2.0 million in the fourth quarter of 2022 to fund our proportionate share for the repayment in full of the Condo Loan.

RELATIONSHIP WITH INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

EisnerAmper LLP audited our financial statements for the years ended December 31, 2022 and 2021. EisnerAmper LLP reports directly to our Audit Committee. The Audit Committee reviewed the audit and nonaudit services performed by EisnerAmper LLP, as well as the fees charged by EisnerAmper LLP for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of EisnerAmper LLP.

One or more representatives of EisnerAmper LLP have been invited and are expected to be present at the 2023 Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The following table presents the aggregate fees billed to the Company for the years ended December 31, 2022 and 2021 by the Company’s principal accounting firm:

	2022	2021
Audit Fees(a)	$160,650	$118,000
Tax Fees(b)	48,235	62,400
Total Fees	$208,885	$180,400

(a)	Fees for audit services consisted of the audit of the Company’s annual consolidated financial statements and interim reviews, including services normally provided in connection with statutory and regulatory filings including registration statement consents.
(b)	Fees for tax services.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee must approve any fee for services to be performed by the independent registered public accounting firm in advance of the services being performed. In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

All services rendered by EisnerAmper LLP for the years ended December 31, 2022 and 2021 were approved by the Audit Committee.

AUDIT COMMITTEE REPORT

To the Directors of Lightstone Value Plus REIT IV, Inc.:

We have reviewed and discussed with management Lightstone Value Plus REIT IV, Inc.’s audited consolidated financial statements as of and for the year ended December 31, 2022.

We have discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the board of directors that the consolidated financial statements referred to above be included in Lightstone Value Plus REIT IV, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022.

Audit Committee

Steven Spinola
Michael J. DeMarco

INDEPENDENT DIRECTORS’ REPORT

To the Stockholders of Lightstone Value Plus REIT IV, Inc.:

We have reviewed the Company’s policies and determined that they are in the best interest of the Company’s stockholders. Set forth below is a discussion of the basis for that determination.

General

The Company’s strategy is to originate, acquire and manage a diverse portfolio of real estate or real estate-related investments located primarily in the United States. A substantial portion of its investments currently are related-party investments located in relatively large metropolitan areas. The Company generally has sought to create a portfolio of investments that either generate or are expected to generate attractive cash flow for distributions. However, the Company has and still may target capital appreciation from its investments.

The Company has not established any limits on the percentage of its portfolio that may be comprised of various categories of assets which present differing levels of risk. The allocation of the Company’s assets under management is dependent, in part, upon the then-current commercial real estate market, the investment opportunities it presents and available financing, if any, as well as other micro and macro market conditions.

The Company has and may continue to seek opportunities to invest in real estate and real estate-related investments. The Company’s real estate investments may include operating properties and development projects and its real estate-related investments may include mezzanine loans, mortgage loans, bridge loans and preferred equity interests, with a focus on development-related investments, including those intended to finance development or redevelopment opportunities. The Company may also invest in debt and derivative securities related to real estate assets. A portion of the Company’s investments may be secured by or related to properties or entities advised by, or wholly or partially, directly or indirectly, owned by, the Company’s sponsor, its affiliates or other real estate investment programs sponsored by it. Although the Company expects that most of its investments will be of these various types, it may make other investments. In fact, it may invest in whatever types of investments that it believes are in its best interests.

The Company has and may continue to focus its acquisition and origination activity on real estate properties and real estate-related investments located in the United States, including certain related-party investments generally conducted through joint venture arrangements. The Company sometimes refers to the foregoing types of investments as its targeted investments. The Company expects to target investments that generally will offer predictable current cash flow and/or attractive risk-adjusted returns based on the underwriting criteria established and employed by its advisor, which may include the anticipated leverage point, market and economic conditions, the location and quality of the underlying collateral and the borrower’s exit or refinancing plan. The Company’s ability to continue to execute its investment strategy may be enhanced through access to the sponsor’s extensive experience in both financing and developing real estate projects as well as in buying assets in the open market from third-parties. The Company has and will continue to seek to build a portfolio that may include some of or all the following investment characteristics: (a) provides current income; (b) is secured by high-quality commercial real estate; (c) includes subordinate capital investments by strong sponsors that support its investments and provide downside protection; and (d) possesses strong structural features that maximize repayment potential, such as a clear exit or refinancing plan by the borrower.

The Company has and may also continue to seek to invest in real estate-related loans and debt securities both by directly originating them and by purchasing them from third-party sellers. Although the Company generally prefers the benefits of direct origination, situations may arise to purchase real estate-related loans and debt securities, possibly at discounts to par, which compensate for the lack of control or structural enhancements typically associated with directly structured investments.

Financing Policies

There is no limitation on the amount the Company may invest or borrow for the purchase or origination of any single property or investment. The Company’s charter allows it to incur leverage up to 300% of its total “net assets” (as defined in its charter) as of the date of any borrowing, which is generally expected to be approximately 75% of the cost of its investments. The Company may only exceed this 300% limit if a majority of its independent directors approves each borrowing in excess of this limit and the Company discloses such borrowing to its stockholders in its next quarterly report along with a justification for the excess borrowing. In all events, the Company expects that its secured and unsecured borrowings will be reasonable in relation to the net value of its assets and will be reviewed by the Company’s board of directors at least quarterly.

The Company does not currently intend to exceed the leverage limit in its charter. The Company believes that careful use of debt helps the Company to achieve its diversification goals because the Company may have more funds available for investment. However, high levels of debt could cause the Company to incur higher interest charges and higher debt service payments, which would decrease the amount of cash available for distributions, if any, to the Company’s investors.

Policy on Sale or Disposition of Properties

The Company’s board of directors will determine whether a particular property should be sold or otherwise disposed of after considering the relevant factors, including performance or projected performance of the property and market conditions, with a view toward achieving its principal investment objectives.

The Company currently intends to hold each investment it acquires, develops or originates until its investment objectives are met or it is likely they will not be met. The determination of whether an investment will be sold or otherwise disposed of will be made after consideration of relevant factors, including prevailing economic conditions, specific real estate market conditions, tax implications for the Company’s stockholders and other factors. The requirements for qualification as a REIT also will put some limits on the Company’s ability to sell investments after short holding periods. However, in accordance with the Company’s investment objective of realizing growth in the value of its investments, the Company may sell a particular investment when, in the judgment of its advisor and its board of directors, selling the investment is in the Company’s best interest. The determination of when a particular investment should be sold or otherwise disposed of will be made after consideration of relevant factors, including prevailing and projected economic conditions, whether the value of the investment is anticipated to decline substantially, whether the Company could apply the proceeds from the sale of the investment to make other investments consistent with its investment objectives, whether disposition of the investment would allow the Company to increase cash flow, and whether the sale of the investment would constitute a prohibited transaction under the Code or otherwise impact the Company’s status as a REIT. The Company’s ability to dispose of an investment during the first few years following its acquisition is restricted to a substantial extent as a result of its REIT status. Under applicable provisions of the Code regarding prohibited transactions by REITs, a REIT that sells an asset other than foreclosure property that is deemed to be inventory or property held primarily for sale in the ordinary course of business is deemed a “dealer” and subject to a 100% penalty tax on the net income from any such transaction. As a result, the Company’s board of directors will attempt to structure any disposition of the Company’s investments to avoid this penalty tax through reliance on safe harbors available under the Code for assets held at least two years or through the use of a TRS.

When the Company determines to sell a particular investment, it will seek to achieve a selling price that maximizes the capital appreciation for investors based on then-current market conditions. The Company cannot assure its investors that this objective will be realized.

Independent Directors

Steven Spinola
Michael J. DeMarco

OTHER MATTERS PRESENTED FOR ACTION
AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Our Board of Directors does not intend to present for consideration at the 2023 Annual Meeting of stockholders any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2024 Annual Meeting of stockholders, the proposal must be received at our principal executive offices no later than June 22, 2024.

Stockholder Proposals and Nominations for Directors to Be Presented at Meeting

Any proposals by stockholders for inclusion in proxy solicitation material for the 2024 annual meeting of stockholders must be received by our secretary, Joseph Teichman, at our principal executive offices located at 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701 Attention: Secretary, no later than June 22, 2024 in order for the proposal to be considered for inclusion in our proxy statement for that meeting. However, if we hold the 2024 annual meeting before November 14, 2024 or after January 13, 2025, stockholders must submit proposals for inclusion in our 2024 proxy statement within a reasonable time before we begin to print our proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.

If a stockholder wishes to present a proposal at the 2024 annual meeting of stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, our bylaws require advance written notice to our secretary no earlier than May 23, 2024 and no later than 5:00 p.m., Eastern Time, on June 22, 2024. However, if we hold the 2024 annual meeting before November 14, 2024 or after January 13, 2025, written notice of a stockholder proposal must be delivered not earlier than the 150th day before the date of the 2024 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day before the date of the 2024 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2024 annual meeting is first made. Any stockholder proposals not received by us by the applicable date in the previous sentence will be considered untimely. Our secretary will provide a copy of bylaws upon written request and without charge.

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules, the notice given by any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with any additional requirements of Rule 14a-19 under the Exchange Act. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to untimely proposals.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our Secretary at our principal executive offices at: Lightstone Value Plus REIT IV, INC., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman (telephone: (866) 792-8700).

By Order of the Board of Directors,

Joseph Teichman
General Counsel and Secretary

Lakewood, New Jersey
October 16, 2023

LIGHTSTONE VALUE PLUS REIT IV, INC.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTIONS:

AUTHORIZE A PROXY
ON THE INTERNET
Log on to:
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or scan the QR code
Follow the on-screen instructions
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AUTHORIZE A PROXY
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Call 1-800-337-3503
Follow the recorded instructions
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AUTHORIZE A PROXY
BY MAIL
Vote, sign and date this Proxy Card
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VOTE

VOTE IN PERSON
Attend Stockholder Meeting
299 Park Avenue
New York, NY 10171
on December 14, 2023

Please detach at perforation before mailing.

PROXY

LIGHTSTONE VALUE PLUS REIT IV, INC.
Proxy Solicited on Behalf of the Board of Directors

The undersigned stockholder of Lightstone Value Plus REIT IV, Inc., a Maryland corporation (the "Company"), revoking any proxy heretofore given for the Meeting of the Stockholders described below, hereby appoints Mitchell Hochberg, Joseph Teichman and Seth Molod, or any of them individually, as proxy, with full powers of substitution, to attend the Annual Meeting of Stockholders of the Company, to be held at 299 Park Avenue, New York, New York 10171 at 9:45 a.m. Eastern Standard Time on December 14, 2023 and any adjournment or postponement thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual Meeting, the terms of which are incorporated by reference.

AUTHORIZE A PROXY VIA THE INTERNET: www.proxy-direct.com
AUTHORIZE A PROXY VIA TELEPHONE: 1-800-337-3503

REIT4_33590_100423
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Lightstone Stockholder Meeting to Be Held on December 14, 2023.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lig-33590

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals **THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" NOMINEES IN PROPOSAL 1.**

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. To elect three individuals to serve on the Board of Directors until our 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualify. 01. David W. Lichtenstein 02. Michael J. DeMarco 03. Steven Spinola	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.________________________

B Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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